UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 12, 2015

UNITED CANNABIS CORPORATION
(Exact name of registrant as specified in charter)

Colorado
(State or other Jurisdiction of Incorporation or Organization)

000-54582	1600 Broadway, Suite 1600 Denver, CO 80202	46-5221947
(Commission File Number)	(Address of Principal Executive Offices and Zip Code)	(IRS Employer Identification Number)

(303) 386-7321
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

12% Convertible Note

On October 8, 2015, United Cannabis Corporation (the “Company”) executed a 12% Convertible Note payable to JSJ Investments, Inc. in the principal amount of $102,000 (the “Note”), convertible into shares of common stock of the Company, upon the terms and subject to the limitations and conditions set forth in the Note.  The Note was funded on October 12, 2015 and the Company received $93,900 after payment of legal and due diligence fees.

The Note, which has a maturity date of July 8, 2016, bears interest at the rate of 12% per annum, and, in the event of a default, the interest rate increases to 18%.  Pursuant to the terms of the Note, the Buyer is entitled, at its option, at any time after 180 days, to convert all or any part of the outstanding and unpaid principal and accrued interest into shares of the Company’s common stock at a price per share equal to a 45% discount to the average of the five lowest trading prices during the previous 10 trading days to the date of the conversion notice.

The terms of the Note limit the number of shares of Company common stock into which the Note may be converted such that upon conversion, the Buyer and its affiliates may not hold beneficially more than 4.99% of the Company’s outstanding common stock.

The Note contains customary covenants and provides for customary events of default, and it contains certain prepayment provisions.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Buyer is an accredited investor, the Buyer took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

A copy of the Note is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing summary of the terms of the Note is qualified in its entirety by reference to Exhibit 4.1.

ITEM 2.03  CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

The information called for by this Item 3.02 is contained in Item 1.01 hereof and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

Exhibit Number	Description

4.1	Convertible Promissory Note made by United Cannabis Corporation in favor of JSJ Investments, Inc. dated October 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CANNABIS CORPORATION

Dated: October 16, 2015	By: /s/ Chad Ruby
Chad Ruby
Chief Operating Officer